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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 1998


                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)



            CALIFORNIA                                     77-0387041
  (State or other jurisdiction of                      (I.R.S. employer
   incorporation or organization)                    identification number)


                       COMMISSION FILE NUMBER:  0-25034

                            2860 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303
             (Address of principal executive offices and zip code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 813-8200




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ITEM 5.  OTHER ITEMS.

     On August 14, 1998, Greater Bay Bancorp (the "Registrant"), reported interim operating results for the three-month and six-month periods ended June 30, 1998 in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998. This was the first financial information to be published following the business combination with Pacific Rim Bancorporation ("PRB"), and its wholly owned banking subsidiary, Golden Gate Bank ("GGB"), which was consummated on May 8, 1998 and accounted for as a pooling of interests.

     Consolidated Financial Statements for the years ended December 31, 1997, 1996 and 1995, have been restated on a historical basis to give retroactive effect to the Registrant's merger with PRB on a pooling-of-interests basis (See
Exhibit 99.1).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.
--------

27.1 Restated Financial Data Schedules for the years ended
     December 31, 1997 and 1996 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for the year ended
     December 31, 1995 (included in electronic filing through EDGAR)

99.1 Consolidated Financial Statements and Supplementary Data
     (restated to include PRB and GGB)

     For the Years Ended December 31, 1997, 1996 and 1995:

     Five-Year Selected Data
     Management's Discussion and Analysis
     Consolidated Balance Sheets as of December 31, 1997 and 1996
     Consolidated Statements of Operations for the Years
          Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Shareholders' Equity for the
          Years Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Cash Flows for the Years
          Ended December 31, 1997,1996 and 1995
     Notes to Consolidated Financial Statements
     Report of Independent Accountants



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREATER BAY BANCORP
                                         (Registrant)



Dated:  September 29, 1998               By: /s/ STEVEN C. SMITH
                                            -----------------------------------
                                           Steven C. Smith
                                           Executive Vice President, Chief
                                           Operating Officer and Chief Financial
                                           Officer








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                                 EXHIBIT INDEX
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Exhibits.
--------

27.1 Restated Financial Data Schedules for the years ended
     December 31, 1997 and 1996 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for the year ended
     December 31, 1995 (included in electronic filing through EDGAR)

99.1 Consolidated Financial Statements and Supplementary Data
     (restated to include PRB and GGB)

     For the Years Ended December 31, 1997, 1996 and 1995:

     Five-Year Selected Data
     Management's Discussion and Analysis
     Consolidated Balance Sheets as of December 31, 1997 and 1996
     Consolidated Statements of Operations for the Years
          Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Shareholders' Equity for the
          Years Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Cash Flows for the Years
          Ended December 31, 1997,1996 and 1995
     Notes to Consolidated Financial Statements
     Report of Independent Accountants